Exhibit 10.1
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 3, 2021, is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of November 22, 2019, (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of July 8, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 3, 2021, that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of May 27, 2021, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement and to redetermine and increase the Borrowing Base to $850,000,000, in each case as more fully set forth herein.
C.    By executing and delivering a signature page to this Amendment, each Lender will, upon the Fourth Amendment Effective Date, have the Commitments in the principal amount set forth on Annex I attached hereto.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Fourth Amendment Effective Date (as defined below) as follows:

2.1    Amendments to Section 1.02
(a)    Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined term in proper alphabetical order as follows:
“Fourth Amendment Effective Date” means November 3, 2021.
(b)    Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined term as follows:

“Aggregate Elected Commitment Amount” means, at any time, an amount equal to the sum of the aggregate Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). The Aggregate Elected Commitment Amount as of the Fourth Amendment Effective Date is $750,000,000.
2.2    Annex I to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto.
Section 3.    Borrowing Base Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 4 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and each Lender hereby redetermine and increase the Borrowing Base, effective as of the date hereof, to $850,000,000, and (b) the Administrative Agent, each Lender and the Borrower hereby agree and acknowledge that such redetermined Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so increased to be effective upon the Fourth Amendment Effective Date. The redetermination provided for herein shall be deemed to constitute the Scheduled Redetermination for October 1, 2021, and this Amendment shall constitute the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Fourth Amendment Effective Date”):
4.1    The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
4.2    Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
4.3    Each representation and warranty contained in Section 5 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.
4.4    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, without limitation, fees payable to Lenders in respect of any increases to their respective Elected Commitments and the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.
Section 5.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
5.1    Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an
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earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
5.2    Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.
5.3    Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
5.4    Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 6.    Maximum Credit Amounts and Elected Commitment Amounts.
(a)    Each Lender party hereto hereby agrees (i) to commit to provide its respective (A) Maximum Credit Amount and (B) Elected Commitment, in each case, as set forth on Annex I to this Amendment, on the terms and subject to the conditions set forth below and (ii) that as of the Fourth Amendment Effective Date, Annex I of the Credit Agreement is amended and restated in its entirety by replacing such Annex I with Annex I attached to this Amendment.
(b)    On the Fourth Amendment Effective Date, (i) each of the Lenders shall hereby assign to each other Lender and (ii) each of the Lenders shall hereby purchase from each other Lender, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on the Fourth Amendment Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit being held by the Lenders ratably in accordance with their Maximum Credit Amount and their Elected Commitment, respectively, after giving effect to this Amendment and as set forth on Annex I.
(c)    Each Lender (i) confirms that it has received a copy of this Amendment, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

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Section 7.    Miscellaneous.
7.3    Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Fourth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
7.4    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.
7.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.7    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
7.8    Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
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7.10    Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER: NORTHERN OIL AND GAS, INC. By: /s/ Nicholas O’Grady Name: Nicholas O’Grady Title: Chief Executive Officer

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Truist Bank, (as successor by merger to Sun Trust Bank), as a Lender By: /s/ Samantha Sanford Name: Samantha Sanford Title: Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as a Lender By: /s/ Don J. McKinnerney Name: Don J. McKinnerney Title: Authorized Signatory

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

U.S. Bank National Association, as a Lender and Joint Lead Arranger By: /s/ Bruce Hernandez Name: Bruce Hernandez Title: Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

BANK OF AMERICA, N.A., as a Lender By: /s/ Kimberly Miller Name: Kimberly Miller Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Capital One, National Association, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Citizens Bank, N.A., as a Lender By: /s/ Hernando Garcia Name: Hernando Garcia Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Citibank, NA, as a Lender By: /s/ Bryan McDavid Name: Bryan McDavid Title: Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Candence Bank, N.A., as a Lender By: /s/ Ian Payne Name: Ian Payne Title: Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cathay Bank, as a Lender By: /s/ Dale T. Wilson Name: Dale T. Wilson Title: Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CIT Bank, N.A. as a Lender By: /s/ John Feeley Name: John Feeley Title: Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Morgan Stanley Bank, N.A. as a Lender By: /s/ Marisa B. Moss Name: Marisa B. Moss Title: Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Mahesh Mohan Name: Mahesh Mohan Title: Authorized Signaory

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ANNEX I

MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, National Association	10.1333333333%	$76,000,000.00	$152,000,000.00
Truist Bank	10.1333333333%	$76,000,000.00	$152,000,000.00
Royal Bank of Canada	10.1333333333%	$76,000,000.00	$152,000,000.00
U.S. Bank National Association	10.1333333333%	$76,000,000.00	$152,000,000.00
Fifth Third Bank, National Association	10.1333333333%	$76,000,000.00	$152,000,000.00
Bank of America, N.A.	10.1333333333%	$76,000,000.00	$152,000,000.00
Capital One National Association	9.3333333333%	$70,000,000.00	$140,000,000.00
Citizens Bank, National Association	9.3333333333%	$70,000,000.00	$140,000,000.00
Citibank, N.A.	8.0000000000%	$60,000,000.00	$120,000,000.00
Cadence Bank, N.A.	4.0666666667%	$30,500,000.00	$61,000,000.00
Cathay Bank	4.0666666667%	$30,500,000.00	$61,000,000.00
CIT Bank, N.A.	2.8000000000%	$21,000,000.00	$42,000,000.00
Morgan Stanley Bank, N.A.	1.0666666667%	$8,000,000.00	$16,000,000.00
Goldman Sachs Lending Partners LLC	0.5333333333%	$4,000,000.00	$8,000,000.00
TOTAL	100.000000000%	$750,000,000.00	$1,500,000,000.00